U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report : February 23, 2004

TRANSAX INTERNATIONAL LIMITED
--------------------------------------------------------------------------------------
(Exact Name of Small Business Issuer as Specified in its Charter)

COLORADO
-------------------------------------------------------------------
(State or other Jurisdiction as Specified in Charter)

00-27845 ----------------------------------- (Commission file number)	84-1304106 ------------------------------------------------- (I.R.S. Employer Identification No.)
7545 Irvine Center Drive, Suite 200
Irvine, CA, 92618
------------------------------------------------------
(Address of Principal Executive Offices)

949-623-8316
-------------------------------------
(Issuer's telephone number)

Items 1 through 8 not applicable.

Item 7. Financial Statements and Exhibits.
  Financial Statements of Businesses Acquired.

  Not applicable.

  Pro Forma Financial Information.

  Not applicable.

  Exhibits.

  Not applicable.

Item 9. Regulation FD Disclosure

On February 23, 2004, the trading symbol for Transax International Limited (the "Company") was erroneously changed from TNSX to TNSXE. The "E" resulted from the Company's change in fiscal year end, which was not effectuated in the computer system of OTC Bulletin Board.

On September 23, 2003, the board of directors of the Company approved and authorized a change in fiscal year end from a March 31 year-end to a calendar year-end of December 31. A Report on Form 8-K was filed on September 26, 2003 with the Securities and Exchange Commission disclosing the change in fiscal year-end. A Quarterly Report on Form 10-QSB was filed on November 14, 2003 for the quarter ended September 30, 2003. The Company will be filing its Annual Report on Form 10-KSB for fiscal year ended December 31, 2003 by March 30, 2004.

The Company has been advised by NASDAQ OTC Bulletin Board that the "E" will be removed from the Company's trading symbol, effective beginning of trade on February 24, 2004. The Company's trading symbol is "TNSX".

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: February 23, 2004	Transax International Limited By: /s/ Stephen Walters ----------------------------------------- Stephen Walters President & CEO